Exhibit 1.1

[—] Shares

Independence Realty Trust, Inc.

Common Stock

FORM OF UNDERWRITING AGREEMENT

[—], 2013

Ladenburg Thalmann & Co. Inc.

As Representative of the several

Underwriters named in Schedule I attached hereto

520 Madison Avenue

9th Floor

New York, NY 10022

Ladies and Gentlemen:

Independence Realty Trust, Inc., a Maryland corporation (the “Company”), Independence Realty Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership” and together with the Company, the “Transaction Entities”) and Independence Realty Advisors, LLC, a Delaware limited liability company (the “Advisor”), confirm their respective agreements with the underwriter (the “Underwriters”) named in Schedule I attached to this agreement (the “Agreement”), for whom Ladenburg Thalmann & Co. Inc., is acting as representative (in such capacity, the “Representative”), with respect to the issuance and sale, subject to the terms hereto, of [—] shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In addition, the Company proposes to grant to the Underwriters an option to purchase up to [—] additional shares of the Common Stock on the terms set forth in Section 3 (the “Option Shares”). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the “Shares.” This is to confirm the agreement concerning the purchase of the Shares from the Company by the Underwriters.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-11 (File No. 333-188577), including a prospectus, relating to the Shares. The registration statement, as amended, at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as “Rule 430A Information;” each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement is hereinafter referred to as a “Preliminary Prospectus”; the prospectus in the form first used to confirm sales of Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and “Time of Sale Prospectus” means the Preliminary Prospectus, the free writing prospectuses, if any, each identified in Schedule II hereto, and the pricing information also included on Schedule II hereto, all considered together. As used herein, the terms “Registration Statement,” “Preliminary Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein. As used herein, the term “Applicable Time” means [—] p.m. (New York City time) on the date hereof or such other time as agreed by the Company and the Representative.

The Representative has agreed to reserve that number of Shares requested by the Company, representing not more than 5% of the Shares to be purchased by the Underwriters under this Agreement, for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company (collectively, “Participants”), as set forth in the Prospectus under the heading “—Underwriting—Directed Share Program” (the “Directed Share Program”). The Shares to be sold by the Representative and its affiliates pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares.” Any Directed Shares not orally confirmed for purchase by any Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

1. Representations, Warranties and Agreements of the Transaction Entities. Each of the Transaction Entities, jointly and severally, represents and warrants to each Underwriter as of the date hereof, the Applicable Time and each Delivery Date (as defined below), and agrees with each Underwriter that:

(a) Registration Statement. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

(b) Accurate Disclosure. (i) The Registration Statement, at the time of effectiveness, did not contain and, as amended or supplemented, if applicable, when such amendment or supplement became effective, did not contain, as of the date any such amendment or supplement became effective, and, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, when such amendment or supplement became effective, complied and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus (including any prospectus wrapper) does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers, at the Closing Date (as defined in Section 5) and at any Option Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each road show, if any, when considered together with the Time of Sale Prospectus, does not contain and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) as of its date, as of the date hereof, as of the Closing Date and as of any Option Closing Date, the Prospectus (including any Prospectus wrapper) does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in this Section 1(b) shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the Time of Sale Prospectus or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein. For purposes of this Agreement, the Underwriters severally confirm and the Company acknowledges and agrees that the only information so furnished shall be the information in the fourth and seventh paragraphs under the heading “Underwriting” and the information under the headings “Underwriting—Discretionary Sales,” “Underwriting—Selling Restrictions” (except for that portion of the first paragraph thereof referring to the Company) and “Underwriting—Price Stabilization, Short Positions and Penalty Bids,” in each case, included in the most recent Preliminary Prospectus and Prospectus (collectively, the “Underwriter Information”).

(c) Company Not Ineligible Issuer. At the time of filing the Registration Statement and any amendment thereto and as of the date hereof, the Company was not and is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act.

(d) Free Writing Prospectus. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such free writing prospectus, did not, and as of the Closing Date and as of the Option Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Transaction Entities make no representations and warranties with respect to statements or omissions in any free writing prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Information. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule II hereto, and electronic road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

(e) Good Standing of the Company. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Maryland, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus, and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the properties described in the Time of Sale Prospectus and the Prospectus as owned or leased by the Company, taken as a whole (each, a “Property” and collectively, the “Properties”), or in the business, earnings, condition (financial or otherwise), results of operations, stockholders’ equity, or in the earnings, business affairs or business prospects of the Transaction Entities and their respective direct and indirect subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than (i) the subsidiaries listed in Exhibit 21 to the Registration Statement and (ii) such other entities omitted from Exhibit 21 which, when such omitted entities are considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X promulgated by the Commission. The Company’s only “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X, singly or in the aggregate, is the Operating Partnership.

(f) Good Standing of the Operating Partnership. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, has the limited partnership power and authority to own, lease and operate its property as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify will not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement

(g) Good Standing of Subsidiaries. Each Subsidiary has been duly formed or incorporated, is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its formation or incorporation, has the corporate or similar power and authority to own, lease and operate its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole; all of the issued shares of capital stock or other ownership interests of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company directly or through subsidiaries, free and clear of all pledges, liens, encumbrances, equities, claims or other restrictions of any kind. Except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no outstanding options, warrants, or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities or interests for capital stock or other ownership interests of any Subsidiary.

(h) Authorization of Agreement. Each of the Transaction Entities has the corporate or limited partnership (as applicable) power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder, and all corporate or limited partnership (as applicable) action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken. This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities.

(i) Authorization of Shares and Description of Capital Stock. The Shares to be purchased by the Underwriters pursuant to this Agreement have been duly authorized and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus.

(j) Authorization and Description of OP Units. All of the issued and outstanding units of the Operating Partnership (“OP Units”) have been duly authorized for issuance by the Operating Partnership and its general partner and validly issued. The terms of the OP Units conform in all material respects to the descriptions related thereto in the Time of Sale Prospectus and the Prospectus. Except as disclosed in the Time of Sale Prospectus and the Prospectus: (i) no OP Units are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any OP Units and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units or any other securities of the Operating Partnership. Any prior offers and sales of the OP Units described in the Time of Sale Prospectus and the Prospectus, have been offered and sold in transactions exempt from the registration requirements of the 1933 Act, the applicable rules and regulations of the Commission thereunder and applicable state securities, real estate syndication and blue sky laws.

(k) Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Time of Sale Prospectus and the Prospectus in the column entitled “Historical” under the caption “Capitalization” (except for (i) the 5,274,900 shares of Common Stock (the “Exchange Shares”) issued to RAIT Financial Trust and its affiliates on May 7, 2013 in exchange for 5,274,900 common units of limited partnership in the Operating Partnership, as disclosed in the Time of Sale Prospectus and the Prospectus) and (ii) subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Time of Sale Prospectus and the Prospectus or pursuant to the exercise of convertible or exchangeable securities or options referred to in the Time of Sale Prospectus and the Prospectus). Except as disclosed in the Time of Sale Prospectus and the Prospectus, (i) no shares of capital stock of the Company are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of capital stock or any other securities of the Company. The Exchange Shares were offered and sold in transactions exempt from the registration requirements of the 1933 Act, the applicable rules and regulations of the Commission thereunder and applicable state securities, real estate syndication and blue sky laws.

(l) Outstanding Capital Stock and OP Units. The shares of capital stock outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non- assessable. None of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The OP Units outstanding prior to those issued in connection with the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non- assessable. None of the OP Units was issued in violation of the preemptive or other similar rights of any holder of the Operating Partnership.

(m) No Restrictions on Distributions or Repayment. No Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company, except for such transfers as may be prohibited under a mortgage encumbering such Subsidiary’s properties.

(n) Approval of Listing. The Shares have been approved for listing on the NYSE MKT, LLC (the “NYSE MKT”), subject only to official notice of issuance.

(o) Absence of Defaults and Conflicts. The Transaction Entities and each of their respective Subsidiaries is not (i) in violation of its charter or bylaws or similar organizational documents, (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Transaction Entities or any of their respective Subsidiaries is a party or by which the Transaction Entities or any of their respective Subsidiaries is bound or to which any of the Properties or assets of the Transaction Entities or any of their respective Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(p) Authorization of Agreement. The execution and delivery by each of the Transaction Entities of, and the performance by the Transaction Entities of their respective obligations under, this Agreement will not conflict with or violate (i) the organizational documents of the Transaction Entities or any of their respective Subsidiaries or (ii) any provision of applicable law (except to the extent that the indemnification provisions hereof may be limited by federal or state securities laws and public policy considerations in respect thereof) or any agreement or other instrument binding upon the Transaction Entities or any of their respective Subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Transaction Entities or any of their respective Subsidiaries, except in the case of clause (ii) only, for such violations that would not, individually or in the aggregate, result in a Material Adverse Effect. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Transaction Entities of their respective obligations under this Agreement, except (A) such as have already been obtained, or will have been obtained by the Closing Date under the Securities Act, (B) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares, (C) such approvals as have been obtained in connection with the approval of the Shares for listing on the NYSE MKT), (D) such approvals as have been obtained under the rules and regulations of the Financial Industry Regulatory Authority, Inc. (the “FINRA”), and (E) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Shares are offered.

(q) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or any development that could reasonably be expected to result in a Material Adverse Effect, in or affecting the Properties, taken as a whole, or (iii) the condition (financial or otherwise), earnings, business or prospects, whether or not arising from transactions in the ordinary course of business, of the Transaction Entities and their respective Subsidiaries, taken as a whole, (B) there have been no transactions entered into by the Transaction Entities or any of their respective Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Transaction Entities and their respective Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Transaction Entities or their respective Subsidiaries on any class of its capital stock or other form of ownership interests, other than ordinary and customary dividends.

(r) Accurate Disclosure. The statements in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the headings [“Prospectus Summary—Structure of Our Company,” “Prospectus Summary—Restrictions on Ownership and Transfer of Our Common Stock,” “Prospectus Summary—REIT Status,” “Risk Factors—Risks Related to Our Organization, Structure and Management,” “Certain Relationships and Related Party Transactions,” “Description of Stock,” “Shares Eligible for Future Sale,” “Material Provisions of Maryland Law and Our Charter and Bylaws,” “Material U.S. Federal Income

Tax Considerations,” “Our Advisor, Our Property Manager and Related Agreements,” “Description of our Operating Partnership and our Operating Partnership Agreement” and “Underwriting,”] insofar as such statements summarize legal matters, agreements, documents or legal or governmental proceedings discussed therein, are accurate, complete and fair summaries of such legal matters, agreements, documents or legal or governmental proceedings.

(s) Absence of Proceedings. There are no legal or governmental proceedings pending or threatened to which either of the Transaction Entities or any Subsidiary is a party or to which any of the Properties is subject (i) other than proceedings accurately described in all material respects in the Registration Statement, the Time of Sale Prospectus, and the Prospectus and proceedings that would not have a Material Adverse Effect on the Transaction Entities and their respective Subsidiaries, taken as a whole, or on the power or ability of the Transaction Entities to perform their respective obligations under this Agreement or to consummate the transactions contemplated by the Registration Statement, the Time of Sale Prospectus and the Prospectus, or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described.

(t) Securities Act. Each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(u) Investment Company Act. The Company is not, and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(v) Environmental Laws. Except as would not, singly or in the aggregate, result in a Material Adverse Effect, the Company and the Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permit, license or approval, (iv) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of the Subsidiaries and (v) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of the Subsidiaries relating to Hazardous Materials (as hereinafter defined) or any Environmental Laws. As used herein, “Hazardous Material” shall mean any hazardous material, hazardous waste, hazardous substance, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, petroleum, petroleum waste, radioactive material, biohazardous material, explosive or any other material, the presence of which in the environment is prohibited, regulated, or serves as the basis of liability, as defined, listed, or regulated by any applicable federal, state, or local environmental law, ordinance, rule, or regulation.”

There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole.

(w) Registration Rights. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(x) Other Offers and Sales. The Company has not sold or issued, or offered or agreed to sell or issue, any securities that would be integrated with the offering of the Shares contemplated by this Agreement pursuant to the Securities Act, the rules and regulations promulgated thereunder or the interpretations thereof by the Commission.

(y) Foreign Corrupt Practices Act. Neither the Transaction Entities nor any of their respective Subsidiaries or affiliates, nor any director, officer, or employee, nor, to the Transaction Entities’ knowledge, any agent or representative of the Transaction Entities or of any of their respective Subsidiaries or affiliates, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage, or that would constitute a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”); and the Transaction Entities and their respective Subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws.

(z) Anti-Money Laundering Laws and USA Patriot Act. The operations of the Transaction Entities are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), and the applicable anti-money laundering statutes of jurisdictions where the Transaction Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Transaction Entities or any of their respective Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Transaction Entities, threatened.

(aa) OFAC. Neither the Transaction Entities nor, to the knowledge of the Transaction Entities, any director, officer, agent, employee or affiliate or other person acting on behalf of the Transaction Entities or any of their respective Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Transaction Entities will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(bb) Subsequent Actions. Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Transaction Entities and their respective Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Transaction Entities and their respective Subsidiaries, except, in the case of clauses (i), (ii) and (iii), as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

(cc) Title to Property. (i) The Transaction Entities and their respective Subsidiaries have good and marketable title (fee or, in the case of ground leases and as disclosed in the Time of Sale Prospectus, a valid leasehold interest) to each Property, in each case, free and clear of all liens, encumbrances, claims, security interests, restrictions and defects, except such as are disclosed in the Time of Sale Prospectus or do not, singly or in the aggregate, materially adversely affect the value of such Property and do not materially interfere with the use made and proposed to be made of such Property by the Transaction Entities and their respective Subsidiaries; (ii) except as otherwise set forth in or described in the Time of Sale Prospectus, the mortgages and deeds of trust encumbering the Properties are not convertible into debt or equity securities of the Transaction Entities and their respective Subsidiaries and such mortgages and deeds of trust are not cross-defaulted with any loan not made to, or cross-collateralized to any property not owned directly or indirectly by, the Company or any of the Subsidiaries; (iii) except as otherwise set forth in or described in the Time of Sale Prospectus and the Prospectus, neither of the Transaction Entities nor their respective Subsidiaries has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof which if consummated would reasonably be expected to have a Material Adverse Effect on the Transaction Entities and their respective Subsidiaries, taken as a whole, and none of the Transaction Entities and their respective Subsidiaries know of any such condemnation or zoning change which is threatened and, in each case, which if consummated would reasonably be expected to have a Material Adverse Effect on the Transaction Entities and their respective Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; (iv) each of the Properties complies with all applicable codes, laws and regulations (including without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Time of Sale Prospectus and except for such failures to comply that would not individually or in the aggregate reasonably be expected to materially affect the value of the Properties or interfere in any material respect with the use made and proposed to be made of the Properties by the Transaction Entities and their respective Subsidiaries; (v) the Transaction Entities and their respective Subsidiaries each has obtained title insurance on the fee interests in each of the Properties, in an amount that is commercially reasonable for each Property, but at least equal to the original purchase price of each such Property, and all such policies of insurance are in full force and effect; (vi) except as otherwise described in the Time of Sale Prospectus and the Prospectus, neither of the Transaction Entities nor their respective Subsidiaries or, to the best knowledge of the Company, any tenant of any of the Properties, is in default under (x) any space lease (as lessor or lessee, as the case may be) relating to any of the Properties, (y) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties, or (z) any ground lease, sublease or operating sublease relating to any of the Properties, and the Transaction Entities do not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, except with respect to (x), (y) and (z) immediately above any such default that would not have a Material Adverse Effect on the Transaction Entities and their respective Subsidiaries, taken as a whole; (vii) except as otherwise described in the Time of Sale Prospectus and the Prospectus, no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease; and (viii) neither the Transaction Entities nor any of their respective Subsidiaries owns any real property other than the Properties described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(dd) Utilities. To the knowledge of the Transaction Entities and their respective Subsidiaries, water, stormwater, sanitary sewer, electricity and telephone service are all available at the property lines of each Property over duly dedicated streets or perpetual easements of record benefiting the applicable Property.

(ee) Possession of Intellectual Property. The Transaction Entities and their respective Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Transaction Entities nor their respective Subsidiaries have received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect on the Transaction Entities and their respective Subsidiaries, taken as a whole.

(ff) Absence of Labor Disputes. No labor dispute with the employees of the Transaction Entities nor their respective Subsidiaries exists, except as described in the Time of Sale Prospectus, or, to the knowledge of the Company, is imminent, which, in any such case, would, singly or in the aggregate, result in a Material Adverse Effect.

(gg) Insurance. The Transaction Entities and each of their respective Subsidiaries carry, or are covered by, insurance from reputable insurers of recognized financial responsibility against such losses and risks and in such amounts as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries, and all such policies of insurance are in full force and effect; the Transaction Entities and each of their respective Subsidiaries are in compliance with the terms of such policies in all material respects; neither the Transaction Entities nor any of their respective Subsidiaries have been refused any insurance coverage sought or applied for; and neither the Transaction Entities nor any of their Subsidiaries have any reason to believe that they will not be able to (i) renew their existing insurance coverage as and when such coverage expires, or (ii) obtain comparable coverage from similar insurers as may be necessary to continue their business as now conducted and at a cost that would not have a Material Adverse Effect on the Transaction Entities and their respective Subsidiaries, taken as a whole, except as described in the Time of Sale Prospectus.

(hh) Possession of Licenses and Permits. The Transaction Entities and their respective Subsidiaries possess all permits, licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their respective businesses, except where the failure so to possess would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Transaction Entities and their respective Subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect; and neither the Transaction Entities nor any of their respective Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect on the Transaction Entities and their respective Subsidiaries, taken as a whole, except as described in the Time of Sale Prospectus.

(ii) Statistical and Market-Related Data. The statistical, demographic and market-related data included in the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Transaction Entities believe to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to use such data from such sources.

(jj) Absence of Manipulation. Neither the Transaction Entities, nor any of their Subsidiaries or affiliates, has taken or will take, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(kk) Lending Relationship. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Shares hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.

(ll) Financial Statements; Non-GAAP Financial Measures. The financial statements together with the related schedules and notes thereto of the Company and its consolidated Subsidiaries included in the Registration Statement, the Time of Sale Prospectus and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and present fairly the financial position of the entities purported to be shown thereby (including the Company and its consolidated Subsidiaries) as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the U.S. (“GAAP”) applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; the selected financial data and the summary financial information included in the Registration Statement, the Time of Sale Prospectus and the Prospectus have been derived from the accounting records of the Company and its Subsidiaries and present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement; the historical summary information and the related notes thereto regarding certain of the Properties included in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the information shown therein and have been prepared in accordance with the applicable requirements of Article 3-14 of Regulation S-X; and the pro forma financial information and the related notes thereto included in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the information shown therein and have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus or the Prospectus under the Securities Act or the rules and regulations of the Commission thereunder. All disclosures contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(mm) Accounting Controls and Disclosure Controls. The Company and each of the Subsidiaries maintain (a) effective internal controls over financial reporting (as defined under Rule 13a-15 and Rule 15d-15 under the rules and regulations of the Commission under the Exchange Act) and (b) a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s auditors and the Audit Committee of the board of directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(nn) XBRL. The interactive data in extensible Business Reporting Language included in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(oo) Disclosure Controls. The Company and each of the Subsidiaries maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) and Rule 15d-15 under the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure, and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(pp) SOX Compliance. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(qq) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement, the Time of Sale Prospectus and the Prospectus are an independent registered public accounting firm with respect to the Company and the Subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States) and as required by the Securities Act.

(rr) No Other Sales. Except as described in the Registration Statement or the Time of Sale Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act.

(ss) Commissions. Except for the Underwriters’ discounts and commissions payable by the Company to the Underwriters in connection with the offering of the Shares contemplated herein or as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, the Company has not incurred any liability for any brokerage commission, finder’s fees or similar payments in connection with the offering of the Shares contemplated hereby.

(tt) Relationship. No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus which is not so described.

(uu) Subsidiary Partnerships. Each Subsidiary that is a partnership or a limited liability company under state law (each a “Subsidiary Partnership”) has been at all relevant times properly classified as a partnership or a disregarded entity, and not as a corporation or an association taxable as a corporation, for federal income tax purposes.

(vv) Tax Filings. The Company and each of the Subsidiaries have filed in a timely manner, and accurately and completely, all federal, state, local and foreign tax returns, reports, information returns and statements required to be filed or have properly requested and been granted extensions thereof. The Company and each of the Subsidiaries have paid all material taxes required to be paid by them, including any material tax assessment, fine or penalty levied against the Company or any of the Subsidiaries, except for any taxes that are being contested in good faith and by appropriate proceeding. There is no material tax deficiency that has been asserted against any such entity, nor does any such entity know of any material tax deficiency which is likely to be asserted against any such entity. All material tax liabilities are adequately provided for in the Company’s financial statements.

(ww) REIT Qualification. The Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”) for its taxable years ended December 31, 2011 and December 31, 2012, and the Company’s organization and method of operation (as described in the Registration Statement, the Prospectus and the Time of Sale Prospectus) will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2013 and thereafter. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and method of operation set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurate and fair summaries of the legal or tax matters described therein in all material respects.

(xx) Accuracy of Exhibits. There are no contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(yy) ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company or any of its affiliates has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(zz) Reserved.

(aaa) Enforceability of Advisory Agreement. The Second Amended and Restated Advisory Agreement, dated as of May 7, 2013, by and among the Company, the Operating Partnership and the Advisor (the “Advisory Agreement”), has been duly authorized by the Transaction Entities and constitutes a valid and binding agreement of the Transaction Entities enforceable in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity).

(bbb) Consent for Directed Shares. No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

(ccc) Offers of Directed Shares. The Company has not offered, or caused any Underwriter to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company, its business or its products.

Certificates of Officers. Any certificate signed by any officer of either Transaction Entity, as applicable, and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by each Transaction Entity, as applicable, as to matters covered thereby, to each Underwriter.

2. Representations and Warranties Regarding the Advisor. The Advisor represents and warrants to each Underwriter as of the date hereof, the Applicable Time, and each Option Closing Date, and agrees with the Underwriters that:

(i) Accurate Disclosure. The information regarding the Advisor in the sections entitled “Prospectus Summary—Structure of Our Company—Our Advisor,” “Prospectus Summary—Compensation of Our Advisor and our Property Manager,” “Prospectus Summary—Conflicts of Interest,” “Our Business and Properties — Overview,” “Our Business and Properties—Our Advisor’s Approach to Evaluating Potential Investments,” “Certain Relationships and Related Party Transactions—Certain Conflict Resolution Measures,” “Our Advisor, Our Property Manager and Related Agreements —Our Advisory Agreement” and “Certain Relationships and Related Party Transactions” in the Registration Statement, the Time of Sale Prospectus and the Prospectus is true and correct in all material respects.

(ii) Good Standing of the Advisor. The Advisor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement; and the Advisor and each of its Subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(iii) Absence of Defaults and Conflicts. The Advisor is not in violation of its organizational documents or in default in the performance or observance of any obligation, agreement (including the Advisory Agreement), covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Advisor is a party or by which it may be bound, or to which any of the property or assets of the Advisor is subject (collectively, “Advisor’s Agreements and Instruments”), except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, and the performance of the Advisory Agreement, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or repayment event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Advisor pursuant to, the Advisor’s Agreements and Instruments (except for such conflicts, breaches, defaults or repayment events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the organizational documents of the Advisor or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Advisor or any of its assets, properties or operations, except in the case of clause (ii) only, for any such violation that would not result in a Material Adverse Effect.

(iv) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Advisor.

(v) Enforceability of Advisory Agreement. The Advisory Agreement has been duly authorized by all necessary action and constitutes a valid and binding agreement of the Advisor enforceable in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity).

(vi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Advisor of its obligations under this Agreement and the Advisory Agreement, except such as have been already obtained or as may be required under the Securities Act or Exchange Act Regulations or state securities laws or as may be required by FINRA.

(vii) Possession of Licenses and Permits. The Advisor possesses such governmental licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business of the Advisor with respect to the Company as it is now conducted or proposed in the Registration Statement, the Time of Sale Prospectus and the Prospectus to be conducted by them, except where the failure so to possess such licenses would not, singly or in the aggregate, result in a Material Adverse Effect; the Advisor is in compliance with the terms and conditions of all such governmental licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the governmental licenses are valid and in full force and effect, except when the invalidity of such governmental licenses or the failure of such governmental licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and the Advisor has not received any notice of proceedings relating to the revocation or modification of any such governmental licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(viii) Employment; Noncompetition; Nondisclosure. The Advisor has not been notified that any of its executive officers or key employees named in the Registration Statement, the Time of Sale Prospectus and the Prospectus (each, a “Company-Focused Professional”) plans to terminate his or her employment with the Advisor. Neither the Advisor nor, to the knowledge of the Advisor, any Company-Focused Professional is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Advisor as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(ix) Absence of Manipulation. The Advisor has not taken, and will not take, directly or indirectly, any action designed to or that has constituted or that would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(x) Absence of Proceedings. There are no actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) now pending, or, to the knowledge of the Advisor, threatened against or affecting the Advisor that, if determined adversely to the Advisor, would, individually or in the aggregate, have a Material Adverse Effect.

(xi) Investment Advisors Act. The Advisor is not prohibited by the Investment Advisors Act of 1940, as amended, or the rules and regulations thereunder, from performing its obligations under the Advisory Agreement as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(xii) Internal Controls. The Advisor operates under the Company’s system of internal accounting controls in order to provide reasonable assurances that (A) transactions effectuated by it on behalf of the Company pursuant to its duties set forth in the Advisory Agreement are executed in accordance with management’s general or specific authorization; and (B) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization.

(xiii) Resources. The Advisor has the financial and other resources available to it necessary for the performance of its services and obligations as contemplated hereby and in the Advisory Agreement, the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(xiv) Certificates. Any certificate signed by any officer of the Advisor and delivered to the Representative or counsel for the Underwriters shall be deemed a representation and warranty by the Advisor as to matters covered thereby, to each Underwriter.

3. Purchase of the Stock by the Underwriters.

(a) Purchase Price. Subject to the terms and conditions hereinafter stated and upon the basis of the representations, warranties and agreements set forth herein, the Company agrees to issue and sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase at a price of $[—] per share (the “Purchase Price”), the respective number of shares of Firm Shares set forth opposite such Underwriter’s name in Schedule I attached hereto, subject to adjustment in accordance with Section 10 hereof. Each Underwriter agrees, severally and not jointly, to offer the Firm Shares to the public as set forth in the Prospectus.

(b) Over-Allotment Option. Subject to the terms and conditions hereinafter stated and upon the basis of the representations, warranties and agreements set forth herein, the Company hereby grants to the Representative and its designees an option to purchase from the Company, solely for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares, all or any portion of the Option Shares for a period of thirty (30) days from the date hereof at the Purchase Price per share set forth in Section 3(a) hereof less an amount per share equal to any dividends or distributions declared by the Company and payable on each Firm Share but not on the Option Shares. Option Shares shall be purchased from the Company for the accounts of the several Underwriters in proportion to the number of Firm Shares set forth opposite such Underwriter’s name in Schedule I hereto, except that the respective purchase obligations of each Underwriter shall be adjusted by the Representative so that no Underwriter shall be obligated to purchase fractional Option Shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. Any exercise notice shall specify the number of Option Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least two business days (unless the Company shall agree to a shorter period) after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Option Shares may be purchased as provided in Section 3 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares.

4. Offering of Shares by the Underwriters. Upon authorization by the Representative of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions to be set forth in the Prospectus and Time of Sale Prospectus.

The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at $[—] per share (the “Public Offering Price”) and to certain dealers selected by you at a price that represents a concession not in excess of $[—] per share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $[—] per share, to any Underwriter or to certain other dealers.

5. Delivery of and Payment for the Shares. Delivery of and payment for the Firm Shares shall be made at [10:00 A.M.], New York City time, on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representative and the Company. This date and time are sometimes referred to as the “Closing Date.” Delivery of the Firm Shares shall be made to the Representative for the account of each Underwriter against payment by the several Underwriters through the Representative and of the respective aggregate purchase prices of the Firm Shares being sold by the Company to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall deliver the Firm Shares through the facilities of DTC unless the Representative shall otherwise instruct.

The option granted in Section 3 will expire thirty (30) days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Company by the Representative; provided that if such date falls on a day that is not a business day, the option granted in Section 3 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Representative, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the Closing Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. Each date and time the Option Shares are delivered is sometimes referred to as an “Option Closing Date,” and the Closing Date and any Option Closing Date are sometimes each referred to as a “Delivery Date.”

Delivery of the Option Shares by the Company and payment for the Option Shares by the several Underwriters through the Representative shall be made at [10:00 A.M.], New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representative and the Company. On the Option Closing Date, the Company shall deliver or cause to be delivered the Option Shares to the Representative for the account of each Underwriter against payment by the several Underwriters through the Representative and of the respective aggregate purchase prices of the Option Shares being sold by the Company to or upon the order of the Company of the Purchase Price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall deliver the Option Shares through the facilities of DTC unless the Representative shall otherwise instruct.

The Shares shall be registered in such names and in such denominations as the Representative shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Option Shares shall be delivered to the Representative on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters. The Purchase Price payable by the Underwriters shall be reduced by (i) any transfer taxes paid by, or on behalf of, the Underwriters in connection with the transfer of the Shares to the Underwriters duly paid and (ii) any withholding required by law.

6. Further Agreements of the Company, the Advisor and the Underwriters.

The Company agrees with each Underwriter as follows:

(a) Furnishing of Copies. To furnish to you, without charge, such number of signed copies as the Representative shall reasonably request of the Registration Statement and each amendment thereto (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement and each amendment thereto (without exhibits filed therewith) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement, or as soon as practicable thereafter, and during the period mentioned in Section 6(g) or 6(h) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Timely Filing. To file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act, to file any free writing prospectus to the extent required by Rule 433(d) under the Securities Act, and to furnish copies of the Prospectus and each such free writing prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement, or as soon as practicable thereafter, in such quantities as you may reasonably request.

(c) Proposed Amendments and Supplements. Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement without the Representative’s consent, which shall not be unreasonably withheld or delayed, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(d) Free Writing Prospectus. To furnish to you a copy of each proposed free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus without the Representative’s consent, which shall not be unreasonably withheld or delayed,.

(e) Notice. To advise you promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any free writing prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; or (v) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

(f) Actions Requiring Filings. Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(g) Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(h) Securities Act Compliance. To comply with the Securities Act and the rules and regulations thereunder so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Time of Sale Prospectus and the Prospectus. If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is (or, but for the exception afforded by Rule 172 of the rules and regulations of the Securities Act (“Rule 172”), would be) required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the Time of Sale Prospectus or the Prospectus in order that the Time of Sale Prospectus or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Time of Sale Prospectus or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the rules and regulations thereunder, the Company will promptly (A) give the Representative notice of such event, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Time of Sale Prospectus or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative(s) with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided, that the Company shall not file or use any such amendment or supplement to which the Representative(s) or counsel for the

Underwriters shall reasonably object. The Company will give the Representative notice of its intention to make any filings pursuant to the Exchange Act or rules and regulations thereunder from the date of this Agreement to the Closing Date and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel 21 for the Underwriters shall reasonably object, other than such filings as are required to be made pursuant to the Exchange Act or the rules and regulations thereunder.

(i) Commission Filings. During the period when a Prospectus is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, to file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and rules and regulations thereunder.

(j) Blue Sky Qualification. To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and to maintain such qualifications for a period of not less than one year from the date hereof.

(k) No Stabilization or Manipulation. Not to take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

(l) Earnings Statement. To timely file such reports pursuant to the Exchange Act as are necessary to make generally available to the Company’s security holders and to you as soon as practicable an earnings statement for the purposes of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(m) NYSE MKT Listing. To use its reasonable best efforts to effect and maintain the listing of the Common Stock (including the Shares) on the NYSE MKT.

(n) Use of Proceeds. To apply the net proceeds from the sale of the Shares in the manner described in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the heading “Use of Proceeds,” including the redemption of the 12.5% Series A Cumulative Non-Voting Preferred Stock of the Company and the Series B Preferred Units of the Operating Partnership.

(o) REIT Qualification. To use its best efforts to meet the requirements for taxation as a REIT under the Code for its taxable year ending December 31, 2013 and thereafter, unless and until the Company’s board of directors determines in good faith that it is no longer in the best interests of the Company and its stockholders to be so qualified.

(p) Sarbanes-Oxley Act. To comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act.

(q) Investment Company. To not be or become, at any time prior to the expiration of three years after the date of this Agreement, an “investment company,” as such term is defined in the Investment Company Act; provided, however, that this provision shall not be applicable and shall have no legal force or effect in the event that the Company becomes deemed an “investment company” solely as a result of the Commission amending, revising, rescinding or otherwise modifying the Investment Company Act, the rules and regulations promulgated thereunder or the Commission’s interpretations and guidance relating thereto after the Closing Date.

(r) Directed Shares. To comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

(s) FINRA and Directed Shares. The Company hereby agrees that it will ensure that the Directed Shares will be restricted as required by FINRA or the FINRA rules from sale, transfer, assignment, pledge or hypothecation for the minimum period required by FINRA or 180 days, whichever is longer, following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Directed Shares, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

(t) Company Lock-Up. The Company also covenants with each Underwriter that, without the prior written consent of the Representative on behalf of the Underwriters (which consent may be withheld in its sole discretion), it will not, during the period ending 180 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or any contract to purchase, purchase any option or any contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any other securities so owned convertible into or exercisable or exchangeable for Common Stock (including OP Units) or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including OP Units).

(u) The restrictions contained in the preceding paragraph shall not apply to (a) the Shares to be sold hereunder, (b) the issuance by the Company of shares of Common Stock to the Advisor pursuant to the Advisory Agreement or upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or which are disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (c) the issuance of Common Stock or securities exchangeable or exercisable for or convertible into Common Stock (including OP Units), in the aggregate not to exceed 10% of the number of shares of Common Stock outstanding, as consideration for the acquisition of real estate assets, provided, however, that the recipients of shares of Common Stock issued in connection with such an acquisition shall be required to agree in writing not to sell, offer, dispose of or otherwise transfer any such shares during the remainder of the 180-day restricted period without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), (d) awards issued or issuable to its independent directors under the Company’s Amended and Restated Long-Term Incentive Plan (e) the filing of a registration statement on Form S-8 relating to the Company’s long-term incentive plan, and (f) the filing of a registration statement or the issuance of Common Stock pursuant to a dividend reinvestment plan. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify the Representative of any earnings release, news or event that may give rise to an extension of the initial 180-day restricted period.

The Advisor agrees with each Underwriter as follows:

(a) Restriction on Sale of Securities. The Advisor covenants with each Underwriter that, without the prior written consent of the Representative on behalf of the Underwriters (which consent may be withheld in its sole discretion), it will not, during the period ending 180 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or any contract to purchase, purchase any option or any contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any other securities so owned convertible into or exercisable or exchangeable for Common Stock (including OP Units) or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including OP Units).

Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(b) Reporting of Material Events. The Advisor agrees that, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, it shall notify the Representative and the Company of the occurrence of any material events respecting its activities or condition, financial or otherwise, and the Advisor will forthwith supply such information to the Company as shall be necessary in the opinion of counsel to the Company and the Underwriters for the Company to prepare any necessary amendment or supplement to the Prospectus so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.

(c) No Stabilization or Manipulation. Not to take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

Each Underwriter severally agrees with the Company as follows:

Use of Issuer Information. Each Underwriter severally and not jointly, covenants and agrees with the Company that such Underwriter shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 6(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

7. Expenses. The Transaction Entities agree to pay all costs, expenses, fees (including legal and accounting fees of the Transaction Entities), stamp duties, and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Shares, and the preparation and printing of any certificates for the Shares; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (e) any required review by FINRA of the terms of sale of the Shares (including related fees and expenses of counsel to the Underwriters, which shall not exceed $10,000); (f) the listing of the Shares on the NYSE MKT and/or any other exchange; (g) the qualification of the Shares under the securities laws of the several jurisdictions (including related fees and expenses of counsel for the Underwriters for any offer and sale of the Shares outside of the United States, which shall not exceed $10,000) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the preparation, printing and distribution of one or more versions of the Preliminary Prospectus and the Prospectus for distribution in any non-U.S. country in which the offering of Shares is made (including related fees and expenses of counsel to the Underwriters in such country); (i) the investor presentations on any “road show” undertaken in connection with the marketing of the Shares, including, without limitation, expenses associated with any electronic roadshow and travel and lodging expenses of the Company; provided, however, that the Representative will pay its own travel and lodging expenses; and (j) all other costs and expenses incident to the performance of the obligations of the Transaction Entities under this Agreement; provided that, except as provided in this Section 7 and in Section 12, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel and the expenses of advertising any offering of the Shares made by the Underwriters.

8. Conditions of Underwriters’ Obligations. The obligations of the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 4:00 p.m. (New York City time) on the date hereof. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as applicable:

(i) Stop Orders. No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been issued and no proceedings for any of those purposes shall have been initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters;

(ii) Material Adverse Changes. There shall not have occurred a Material Adverse Effect, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus or the Prospectus, that makes it, in the judgment of the Representative, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus; and

(iii) Filings. The Prospectus and each free writing prospectus that the Company is required to file pursuant to Rule 433(d) shall have been timely filed with the Commission under the Securities Act.

(b) Company and General Partner Officers’ Certificates. The Underwriters shall have received (i) a certificate, dated as of the Closing Date or the Option Closing Date, as the case may be, of the Chief Executive Officer and the Chief Financial Officer of the Company and (ii) a certificate, dated as of the Closing Date or the Option Closing Date, as the case may be, of the general partner of the Operating Partnership, in each case, to the effect set forth in Section 8(a) above and to the effect that the representations and warranties of the Transaction Entities contained in this Agreement are true and correct as of the Closing Date or the Option Closing Date, as the case may be, and that the Transaction Entities have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date or the Option Closing Date, as the case may be.

Any officer signing and delivering a certificate required pursuant to this Section 8(b) may rely upon the best of his or her knowledge as to proceedings threatened.

(c) Advisor Officer’s Certificate. The Underwriters shall have received a certificate, dated as of the Closing Date or the Option Closing Date, as the case may be, of the Chief Executive Officer of the Advisor, to the effect that the representations and warranties of the Advisor in Section 2 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be, and that the Advisor has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or the Option Closing Date, as the case may be.

Any officer signing and delivering a certificate required pursuant to this Section 8(c) may rely upon the best of his or her knowledge as to proceedings threatened.

(d) Ledgewood Opinion. The Underwriters shall have received on the Closing Date or the Option Closing Date, as applicable, an opinion of Ledgewood, P.C., outside counsel for the Transaction Entities, dated the Closing Date or the Option Closing Date, as applicable, in form and substance reasonably satisfactory to counsel for the Underwriters, with respect to the matters identified on Exhibit B-1 hereto.

(e) Venable Opinion. The Underwriters shall have received on the Closing Date or the Option Closing Date, as applicable, an opinion of Venable LLP, Maryland counsel for the Company, dated the Closing Date or the Option Closing Date, as applicable, in form and substance reasonably satisfactory to counsel for the Underwriters, with respect to the matters identified on Exhibit B-3 hereto.

(f) Tax Opinion. The Underwriters shall have received on the Closing Date or the Option Closing Date, as applicable, the favorable tax opinion of Ledgewood, P.C., tax counsel for the Company, dated the Closing Date or the Option Closing Date, as applicable, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially to the effect set forth in Exhibit B-2 hereto.

(g) Bass Berry Opinion. The Underwriters shall have received on the Closing Date or the Option Closing Date, as applicable, an opinion of Bass, Berry & Sims PLC, counsel for the Underwriters, dated the Closing Date or the Option Closing Date, as applicable, in form and substance reasonably satisfactory to the Underwriters.

(h) Comfort Letter. The Underwriters shall have received, on the date hereof, a letter dated the date hereof, in form and substance satisfactory to the Underwriters, from Grant Thornton LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(i) Bring-Down Comfort Letter. On the Closing Date, and, if applicable, the Option Closing Date, the Underwriters shall have received from Grant Thornton LLP a letter, dated as of the Closing Date, and, if applicable, the Option Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(j) Lock-Up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between the Representative and the officers, directors and stockholders of the Company listed on Schedule III hereto, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

(k) Approval for Listing. The Common Stock shall have been approved for listing on the NYSE MKT, subject only to official notice of issuance.

(l) FINRA Approval. FINRA, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters’ participation in the same and shall have issued a “no objections” letter evidencing such.

(m) Other Documents. The Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

9. Indemnification and Contribution.

(a) The Transaction Entities, joint and severally, shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Shares), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) the Time of Sale Prospectus or any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by any Underwriter, (D) any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (E) any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) (A) the omission or alleged omission to state in the Registration Statement any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the omission or alleged omission to state in any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Transaction Entities shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the Underwriter Information. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Transaction Entities, their respective directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), officers and employees, and each person, if any, who controls the Transaction Entities within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Transaction Entities or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, or (ii) (A) the omission or alleged omission to state in the Registration Statement any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the omission or alleged omission to state in any Preliminary Prospectus, the Prospectus, the Time of Sale Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the Underwriter Information. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Transaction Entities or any such director, officer, employee or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 9 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the reasonable fees and expenses of one separate counsel (and any additional local counsels) shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably delayed or withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably delayed or withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a), 9(b) or 9(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts, commissions and payments received by the Underwriters with respect to the Shares purchased under this Agreement, as set forth in the table, and the footnotes thereto, on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or by the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Transaction Entities and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, subject, however, to the provisions of Section 9(c). Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Shares underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

10. Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Shares set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the total number of Firm Shares set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Delivery Date if the total number of shares of the Shares that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the total number of shares of the Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Shares that it agreed to purchase on such Delivery Date pursuant to the terms of Section 5. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the shares that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 9 and 11. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 10, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other Underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

11. Termination. Until the Closing Date, this Agreement may be terminated by the Representative by giving notice (in the manner prescribed by Section 15 hereof) to the Company, if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder unless the failure to perform any agreement is due to the default or omission by any Underwriter; (ii) any other condition of the obligations of the Underwriters hereunder is not fulfilled; (iii) trading in securities generally on the NYSE MKT, New York Stock Exchange (the “NYSE”) or Nasdaq shall have been suspended or minimum or maximum prices shall have been established on either of such exchanges or such market by the Commission or by such exchange or other regulatory body or governmental authority having jurisdiction; (iv) trading or quotation in any of the Company’s securities shall have been suspended or materially limited by the Commission or by the NYSE MKT, NYSE or Nasdaq or other regulatory body of governmental authority having jurisdiction; (v) a general banking moratorium has been declared by Federal or New York authorities; (vi) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred; (vii) there shall have been any material adverse change in general economic, political or financial conditions in the United States or in international conditions on the financial markets in the United States, in each case, the effect of which is such as to make it, in the Representative’s reasonable judgment, inadvisable to proceed with the delivery of the Securities; or (viii) any attack on, outbreak or escalation of hostilities, declaration of war or act of terrorism involving the United States or any other national or international calamity or emergency has occurred if, in the Representative’s reasonable judgment, the effect of any such attack, outbreak, escalation, declaration, act, calamity or emergency makes it impractical or inadvisable to proceed with the completion of the public offering or the delivery of the Securities. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of the Company or any Underwriter, except as otherwise provided in Sections 8, 10 and 12 hereof.

12. Reimbursement of Underwriters’ Expenses. If the Company shall fail to tender the Shares for delivery to the Underwriters for any reason or the Underwriters shall decline to purchase the Shares for any reason permitted under Sections 8 and 11 the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Transaction Entities shall be jointly liable to, and shall, pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Transaction Entities shall not be obligated to reimburse the Underwriters on account of those expenses.

13. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

14. No Fiduciary Duty. Each of the Transaction Entities acknowledges and agrees that in connection with this offering, sale of the Shares or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between any Transaction Entity and any other person, on the one hand, and the Underwriters, on the other, exists in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof; (ii) the Underwriters are not acting as advisors, expert or otherwise, to any of the Transaction Entities, including, without limitation, with respect to the determination of the public offering price of the Shares, and the purchase and sale of the Shares pursuant to this Agreement, including the determination of the initial public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand; (iii) any duties and obligations that the Underwriters may have to the Transaction Entities shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Transaction Entities. Each of the Transaction Entities hereby waives any claims that the Transaction Entities may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

15. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Ladenburg Thalmann & Co. Inc., 520 Madison Avenue, New York, New York 1002, Attention: Steven Kaplan (Fax: (212) 409-2169), with a copy, in the case of any notice pursuant to Section 11, to Bass, Berry & Sims PLC, 100 Peabody Place, Suite 900, Memphis, Tennessee, Attention: John Good, Esq. (Fax: 888-543-4644); and

(b) if to the Transaction Entities, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Scott Schaeffer (Fax: 215-243-9039); and with a copy to Ledgewood, P.C., 1900 Market St., Suite 750, Philadelphia, PA 19103, Attention: Baur Whittlesey, Esq. (Fax: 215-735-2513).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Ladenburg Thalmann & Co. Inc. as the Representative.

16. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Transaction Entities and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 9 of this Agreement shall be deemed to be for the benefit of the directors of the Transaction Entities, the officers of the Company who have signed the Registration Statement and any person controlling the Transaction Entities within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

17. Survival. The respective indemnities, representations, warranties and agreements of the Transaction Entities and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

18. Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405.

19. Trial by Jury. Each of the Transaction Entities (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

21. Submission to Jurisdiction, Etc. The Transaction Entities hereby submit to the non-exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan, The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in such courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

22. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

23. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement amongst the Company, Operating Partnership, the Advisor and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

INDEPENDENCE REALTY TRUST, INC.
By:
Name:
Title:

INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP
By: Independence Realty Trust, Inc,, its general partner

By:
Name:
Title:

INDEPENDENCE REALTY ADVISORS, LLC

By:
Name:
Title:

Accepted:

LADENBURG THALMANN & CO. INC.

For themselves and as Representative of the several Underwriters named in Schedule I hereto

By:
Authorized Representative